Exhibit 99.2

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IMPORTANT ANNUAL MEETING INFORMATION	000004

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 6 p.m. PDT, on July 28, 2014.

Vote by Internet •Go to www.envisionreports.com/mtgl •Or scan the QR code with your smartphone •Follow the steps outlined on the secure website
Vote by telephone •Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone •Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Extraordinary General Meeting Proxy Card	1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A	Proposal — The Board of Directors recommends you vote FOR the following proposal.

		For	Against	Abstain
1.	To approve, by special resolution, the merger and authorize and approve the Merger Agreement, as it may be amended from time to time, and any and all transactions contemplated thereby (including, but not limited to, the plan of merger referred to in Section 233(3) of the Cayman Companies Law and the amendment and restatement of the Company’s memorandum and articles of association).	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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Proxy — MONTAGE TECHNOLOGY GROUP LIMITED

EXTRAORDINARY GENERAL MEETING

TO BE HELD ON JULY 31, 2014

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby authorizes Howard C. Yang, Stephen Tai, Mark Voll or                     , as Proxies*, to represent and to vote all the shares of the undersigned is entitled to vote at the Extraordinary General Meeting of Montage Technology Group Limited to be held at Room A1601, Technology Building, 900 Yi Shan Road, Xuhui District, Shanghai 200233, China at 9:00 a.m. (Shanghai time) on July 31, 2014, or at any adjournments thereof, and instructs said Proxies to vote as stated on the reverse side.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have discretion to vote as they determine. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

NOTE: Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have discretion to vote as they determine. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

*  Note: if no name is inserted, a shareholder is deemed to have nominated the chairman of the meeting as proxy.

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